PARAMETRIC EMERGING MARKETS FUND
(the “Fund”)
Supplement to Summary Prospectus and Prospectus dated June 1, 2025 as may be supplemented and/or revised from time to time

The maximum expense ratio for each Class of the Fund, pursuant to the expense reimbursement agreement, will be decreased. Accordingly, the Fund's Summary Prospectus and Prospectus are hereby amended as follows:

The section of the Summary Prospectus entitled “Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Summaries—Parametric Emerging Markets Fund—Fees and Expenses of the Fund” are hereby deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund’s Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 31 of the Fund’s Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None
(1)	Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I	Class R6
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.41%	0.41%	0.41%	0.34%
Total Annual Fund Operating Expenses	1.66%	2.41%	1.41%	1.34%
Expense Reduction(1)	(0.22)%	(0.22)%	(0.22)%	(0.22)%
Net Annual Fund Operating Expenses	1.44%	2.19%	1.19%	1.12%
(1)	The investment adviser and administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.44% for Class A shares, 2.19% for Class C shares, 1.19% for Class I shares and 1.12% for Class R6 shares. This expense reimbursement will continue through June 1, 2027. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, the investment adviser, administrator and sub-adviser may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$664	$1,001	$1,360	$2,370	$664	$1,001	$1,360	$2,370
Class C shares	$322	$731	$1,266	$2,543	$222	$731	$1,266	$2,543
Class I shares	$121	$425	$750	$1,672	$121	$425	$750	$1,672
Class R6 shares	$114	$403	$713	$1,594	$114	$403	$713	$1,594

February 20, 2026	48669-00 2.20.26